UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 28, 2004

Date of Report (date of earliest event reported)

SUN MICROSYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-15086	94-2805249

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4150 Network Circle
Santa Clara, CA 95054-1778

(Address of principal executive offices)

(650) 960-1300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 5. Other Events

     On June  28, 2004, Sun Microsystems (“Sun”) issued a press release announcing the election of Stephen Bennett as a member of Sun’s Board of Directors. The full text of Sun’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.    Exhibits

(c)	Exhibits

The following exhibit is filed herewith:

Exhibit
Number	Description

99.1	Text of press release issued by Sun Microsystems, Inc., dated June 28, 2004, titled “Sun Microsystems Broadens Independent Board”

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN MICROSYSTEMS, INC.

Date: June 28, 2004	By:	/s/ Michael A. Dillon
Michael A. Dillon Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Text of press release issued by Sun Microsystems, Inc., dated June 28, 2004, titled “Sun Microsystems Broadens Independent Board”